Exhibit 99.1

Aveanna Announces Resignation of Chief Financial Officer; Announces Corresponding Appointments; Reaffirms FY 2023 Guidance

ATLANTA, June 15, 2023 (GLOBE NEWSWIRE) — Aveanna Healthcare Holdings Inc. (“Aveanna”) (NASDAQ: AVAH) today announced that David Afshar has resigned from his position as Chief Financial Officer, Principal Accounting Officer and Principal Financial Officer effective July 7, 2023, to pursue other opportunities, and not due to any disagreement with Aveanna’s management, operations, policies or practices, including financial matters.

“On behalf of the entire Aveanna team, I’d like to thank Dave for his contributions over the last five years. Since joining the Company in February 2018, Dave has been instrumental in building and strengthening our finance team and successfully leading our transition into the public markets. We appreciate his support during this transition period, and we wish him all the best in his future endeavors,” said Jeff Shaner, Chief Executive Officer of Aveanna.

To ensure a seamless transition, Aveanna has appointed Matt Buckhalter, Senior Vice President of Finance to serve as Interim Chief Financial Officer and Principal Financial Officer, effective July 7, 2023. Mr. Buckhalter brings more than a decade of experience in financial leadership roles in the healthcare industry. Mr. Buckhalter joined Aveanna more than seven years ago and is responsible for corporate and operational finance, business intelligence, FP&A, and investor relations. With Aveanna, Mr. Buckhalter most recently served as a Senior Vice President of Finance and led the company’s Investor Relations Group. Mr. Buckhalter received his undergraduate degree in Finance from Florida State University.

Aveanna also has appointed Debbie Stewart, Vice President, and Chief Accounting Officer, to serve as Senior Vice President and Principal Accounting Officer, effective July 7, 2023. Ms. Stewart brings more than 15 years of accounting and financial experience to Aveanna. Ms. Stewart joined the Aveanna management team in September 2021 and is responsible for accounting, tax, treasury, audit, and SEC reporting. Prior to joining Aveanna, Ms. Stewart spent 14 years with Ernst and Young LLP as an assurance professional and most recently as a Senior Manager. Ms. Stewart, a Certified Public Accountant, holds a master’s and bachelor’s degree in Accounting from North Carolina State University in Raleigh, NC.

“I am excited for this next chapter at Aveanna promoting both Matt and Debbie into key financial leadership roles. They have a strong command of our business and a passion for our mission. Matt and Debbie will join our executive leadership team and provide stability to our already tenured accounting and finance team,” said Jeff Shaner.

Reaffirming Full Year 2023 Guidance

Aveanna is reaffirming its Full Year 2023 Guidance of (1) Revenue of at least $1,840 million and (2) Adjusted EBITDA of at least $130 million.

Non-GAAP Financial Measures

In addition to our results of operations prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), we also evaluate our financial performance using EBITDA, Adjusted EBITDA. Given our determination of adjustments in arriving at our computations, these non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as substitutes or alternatives to net income or loss, revenue, operating income or loss, cash flows from operating activities, total indebtedness or any other financial measures calculated in accordance with GAAP.

EBITDA and Adjusted EBITDA

EBITDA and Adjusted EBITDA are non-GAAP financial measures and are not intended to replace financial performance measures determined in accordance with GAAP, such as net (loss) income. Rather, we present EBITDA and Adjusted EBITDA as supplemental measures of our performance. We define EBITDA as net (loss) income before interest expense, net; income tax (expense) benefit; and depreciation and amortization. We define Adjusted EBITDA as EBITDA, adjusted for the impact of certain other items that are either non-recurring, infrequent, non-cash, unusual, or items deemed by management to not be indicative of the performance of our core operations, including impairments of goodwill, intangible assets, and other long-lived assets; non-cash, share-based compensation; loss on extinguishment of debt; fees related to debt modifications; the effect of interest rate derivatives; acquisition-related and integration costs; legal costs and settlements associated with acquisition matters; COVID-19 related costs; restructuring costs; other legal matters; and other system transition costs, professional fees and other costs. As non-GAAP financial measures, our computations of EBITDA and Adjusted EBITDA may vary from similarly termed non-GAAP financial measures used by other companies, making comparisons with other companies on the basis of this measure impracticable.

We believe our computations of EBITDA and Adjusted EBITDA are helpful in highlighting trends in our core operating performance. In determining which adjustments are made to arrive at EBITDA and Adjusted EBITDA, we consider both (1) certain non-recurring, infrequent, non-cash or unusual items, which can vary significantly from year to year, as well as (2) certain other items that may be recurring, frequent, or settled in cash but which we do not believe are indicative of our core operating performance. We use EBITDA and Adjusted EBITDA to assess operating performance and make business decisions.

We have incurred substantial acquisition-related costs and integration costs. The underlying acquisition activities take place over a defined timeframe, have distinct project timelines and are incremental to activities and costs that arise in the ordinary course of our business. Therefore, we believe it is important to exclude these costs from our Adjusted EBITDA because it provides us a normalized view of our core, ongoing operations after integrating our acquired companies, which we believe is an important measure in assessing our performance.

Forward-Looking Statements

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) in this press release regarding our prospects, plans, financial position, business strategy and expected financial and operational results may constitute forward-looking statements. Forward-looking statements generally can be identified by the use of terminology such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “predict,” “project,” “potential,” “continue” or the negatives of these terms or variations of them or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. Forward-looking statements involve a number of risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, such as our ability to successfully execute our growth strategy, including through organic growth and the completion of acquisitions, effective integration of the companies we acquire, unexpected costs of acquisitions and dispositions, the possibility that expected cost synergies may not materialize as expected, the failure of Aveanna or the companies we acquire to perform as expected, estimation inaccuracies in revenue recognition, our ability to drive margin leverage through lower costs, unexpected increases in SG&A and other expenses, changes in reimbursement, changes in government regulations, changes in Aveanna’s relationships with referral sources, increased competition for Aveanna’s services or wage inflation, changes in the interpretation of government regulations or discretionary determinations made by government officials, uncertainties regarding the outcome of rate discussions with managed care organizations and our ability to effectively collect our cash from these organizations, our ability to effectively collect and submit data required under Electronic Visit Verification regulations, our ability to comply with the terms and conditions of the CMS Review Choice Demonstration program, our ability to effectively implement and transition to new electronic medical record systems or billing and collection systems, changes in tax rates, the impact of adverse weather, the impact to our business operations, reimbursements and patient population were the COVID-19 environment to worsen, and other risks set forth under the heading “Risk Factors” in Aveanna’s Annual Report on Form 10-K for its 2022 fiscal year filed with the Securities and Exchange Commission on March 16, 2023, which is available at www.sec.gov. In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may prove to be incorrect or imprecise. Accordingly, forward-looking statements included in this press release do not purport to be predictions of future events or circumstances, and actual results may differ materially from those expressed by forward-looking statements. All forward-looking statements speak only as of the date made, and Aveanna undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Aveanna Healthcare

Aveanna Healthcare is headquartered in Atlanta, Georgia and operates in 42 states providing a broad range of pediatric and adult healthcare services including nursing, rehabilitation services, occupational nursing in schools, therapy services, day treatment centers for medically fragile and chronically ill children and adults, home health and hospice services, as well as delivery of enteral nutrition and other products to patients. The Company also provides case management services in order to assist families and patients by coordinating the provision of services between insurers or other payers, physicians, hospitals, and other healthcare providers. In addition, the Company provides respite healthcare services, which are temporary care provider services provided in relief of the patient’s normal caregiver. The Company’s services are designed to provide a high quality, lower cost alternative to prolonged hospitalization. For more information, please visit www.aveanna.com.

Investor Contact

Matt Buckhalter, Interim CFO

ir@aveanna.com